T. Rowe Price Limited-Term Bond Portfolio

Supplement to Summary Prospectus Dated May 1, 2016

The portfolio manager table under “Management” on page 3 is supplemented as follows:

Effective January 1, 2017, Edward A. Wiese will step down as the fund’s co-portfolio manager and Michael F. Reinartz will become the fund’s sole portfolio manager and sole chairman of the fund’s Investment Advisory Committee.

The date of this supplement is September 28, 2016.

E303-042-S 9/28/16